Exhibit 99.2


     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, G. William Evans, Chief Financial Officer (Principal Financial Officer) of LandAmerica Financial Group, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of LandAmerica Financial Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report filed on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o December 31, 2001 Annual Report on Form 10-K of LandAmerica Financial Group, Inc.

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of LandAmerica Financial Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.


        /s/ G. William Evans                   Subscribed and sworn to before me
------------------------------------           before me this 13th day
G. William Evans                               August, 2002.
Chief Financial Officer
(Principal Accounting Officer)
                                               /s/ Lori A. Dolan, Notary Public
                                               --------------------------------
August 13, 2002                                My commission expires 6/30/05.